SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: March 29, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


       Nevada                           0-26321                 98-0204105
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044
















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    Item 7.       Financial Statements and Exhibits

         (a) None.

         (b) None.

         (c) Exhibits:

                  Regulation
                  S-K Number                         Document

                         99.1             Press Release dated March 29, 2004



Item 12.          Results of Operations and Financial Condition

     On March 29, 2004, Gasco Energy, Inc. issued a press release announcing its financial and operational results and year-end reserves for the year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1

     This information, including the exhibit attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference therein.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GASCO ENERGY, INC.


March 29, 2004                                  By:   /s/ W. King Grant
                                                      --------------------------
                                                      W. King Grant
                                                      Chief Financial Officer


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